MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     30-Jun-97
Reporting Month:  May

                   Class
                   Interest     Beginning        Interest      Interest     Principal     Total          Applied  Ending
Class              Rate         Balance          Accrual       Payment      Payment       Distribution   Losses   Balance
Merit 3 Class A     6.237500%   $55,210,907.97   $286,981.70   $286,981.70  $2,601,334.28 $2,888,315.98  $0.00    $52,609,573.69
Merit 3 Class B    15.000000%   $13,585,736.00   $169,821.70   $169,821.70          $0.00   $169,821.70  $0.00    $13,585,736.00

                                $68,796,643.97   $456,803.40   $456,803.40  $2,601,334.28 $3,058,137.68  $0.00    $66,195,309.69

Class           CUSIP     Priority Principal Type Interest Type
Merit 3 Class A 589962AG4 Senior   Sequential     Floater
Merit 3 Class B 589962AH2 Senior   Sequential     Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     30-Jun-97
Reporting Month:  May


                                                                Interest     Interest    Principal
                Original        Original Integral     Record    Accrual      Payment     Payment     Ending         Remaining
Class           Balance         Pct Pool Denomination Date      Factor       Factor      Factor      Balance        Principal
Merit 3 Class A $144,348,444.00 85.00%   $1,000.00    31-May-97  1.98811772   1.98811772 18.02121455 $52,609,573.69 0.36446235
Merit 3 Class B  $13,585,736.00  8.00%   $1,000.00    31-May-97 12.50000000  12.50000000  0.00000000 $13,585,736.00 1.00000000

                $157,934,180.00                                                                      $66,195,309.69

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3
Payment Date:   30-Jun-97
Report Date:    May

Collateral Proceeds Account


Beginning Balance                                    $0.00

Deposits                                                         Withdrawals

Interest Net of Servicing Fee                  $571,726.73       Interest Payments                $456,803.40
Principal                                    $2,601,334.28       Principal Payments             $2,601,334.28
Deposits From Reserve Fund                           $0.00       Surplus                          $104,442.41
Other Deposits                                       $0.00       FSA Fee                           $10,480.92
                                                                 Discount Principal Reserve             $0.00


Total Deposit                                $3,173,061.01       Total Withdrawals              $3,173,061.01

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 3

Payment Date:           30-Jun-97
Reporting Month         May

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage    Adjustments Losses(1)  Insured Balance  Ending Coverage
Type
Pool Over Collaterization 7.00% $11,887,519.82 14.74% $11,887,519.82 $0.00       $84,000.56 $78,070,484.64   15.23% $11,885,174.95


Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 38.59% $2,619,944.00 $0.00       $0.00  $6,168,747.18   42.47% $2,619,944.00

Surplus Summary

Class                                   Total Distribution
Surplus                                 $104,442.41

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                17          $2,834,041             3.63%
60+ Days                 8          $1,382,000             1.77%
90+ Days                34          $5,391,722             6.91%
Foreclosure             13          $2,385,106             3.06%
REO                     20          $3,487,460             4.47%

Totals                  92         $15,480,329            19.83%


Advances on Delinquencies                                      $140,343.43
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00.